Taxation (Tables)	12 Months Ended
Dec. 31, 2012
Taxation [Abstract]
Components of provision for income taxes
The following table summarizes, by jurisdiction, the components of the provision for income taxes for the years ended December 31, 2012 and 2011:

(In US$ millions)	2012	2011	2010
Current tax expense:
United Kingdom	—	—	—
Angola	3.1	3.9	4.5
Canada	0.8	—	—
China	10.4	9.6	4.2
Nigeria	12.8	11.8	12.5
United States	0.9	—	—
Other	3.0	2.0	15.2
Total current tax expense	31.0	27.3	36.4
Deferred tax (benefit) expense:
Angola	0.5	0.3	(1.4)
Total income tax expense	31.5	27.6	35.0

Effective income tax rate reconciliation
Seadrill Partners LLC is tax resident in the United Kingdom. Our controlled affiliates operate and earn income in several countries and are subject to the laws of taxation within those countries. Currently none of our controlled affiliates operate in the United Kingdom and therefore we are not subject to U.K. tax. Subject to changes in the jurisdictions in which our drilling rigs operate and/or owned, differences in levels of income and changes in tax laws, our effective income tax rate may vary substantially from one reporting period to another. Our effective income tax rate for each of the years ended on December 31, 2012, 2011 and 2010, differs from the U.K. statutory income tax rate as follows:

	2012	2011	2010
U.K. statutory income tax rate	24.5%	26.5%	28.0%
Non-U.K. taxes	(10.2%)	(10.1%)	(11.5%)
Effective income tax rate	14.3%	16.4%	16.5%

Net deferred tax assets	The net deferred tax assets consist of the following:

(In US$ millions)	2012	2011
Deferred mobilization revenue	$0.6	$1.1
Total deferred tax assets	$0.6	$1.1